Exhibit 99.1

HD Capital Holdings, LLC
Doing Business As Money4Gold, Inc.
(A Development Stage Company)
Financial Statements
March 31, 2008

CONTENTS

Page(s)

Report of Independent Registered Public Accounting Firm	1

Balance Sheet – As of March 31, 2008	2

Statement of Operations –
For the Period from February 14, 2008 (Inception) to March 31, 2008	3

Statement of Changes in Members’ Equity –
For the Period from February 14, 2008 (Inception) to March 31, 2008	4

Statement of Cash Flows –
For the Period from February 14, 2008 (Inception) to March 31, 2008	5

Notes to Financial Statements	6 - 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of:
  HD Capital Holdings, LLC
  Doing Business As Money4Gold, Inc.

We have audited the accompanying balance sheet of HD Capital Holdings, LLC (a development stage company) (doing business as Money4Gold, Inc.) as of March 31, 2008, and the related statements of operations, changes in members’ equity and cash flows for the period from February 14, 2008 (inception) to March 31, 2008. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of HD Capital Holdings, LLC (a development stage company) as of March 31, 2008, and the results of its operations and its cash flows for the period from February 14, 2008 (inception) to March 31, 2008, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 2 to the financial statements, the Company has a net loss of $14,525 and net cash used in operations of $10,840 for the period ended March 31, 2008. These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plan in regards to these matters is also described in Note 2.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/  Berman & Company, P.A.

Boca Raton, Florida
May 29, 2008

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Balance Sheet
March 31, 2008

Assets

Current Assets
Cash	$35,410
Total Current Assets	35,410

Other Assets
Website development costs	3,750
Total Other Assets	3,750

Total Assets	$39,160

Liabilities and Members' Equity

Current Liabilities
Accounts payable	$3,685
Total Current Liabilities	3,685

Total Members' Equity	35,475

Total Liabilities and Members' Equity	$39,160

See accompanying notes to financial statements.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Statement of Operations
For the Period from February 14, 2008 (Inception) to March 31, 2008

Revenues	$-

Operating expenses
General and administrative	14,525
Total operating expenses	14,525

Net loss	$(14,525)

See accompanying notes to financial statements.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Statement of Changes in Members' Equity
For the Period from February 14, 2008 (Inception) to March 31, 2008

		Deficit
		Accumulated
		During
	Members'	Development
	Equity	Stage	Total

Issuance of members' units to founders for cash ($5/unit)	$50,000	$-	$50,000

Net loss for the period ended March 31, 2008		(14,525)	(14,525)

Balance, March 31, 2008	$50,000	$(14,525)	$35,475

See accompanying notes to financial statements.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Statement of Cash Flows
For the Period from February 14, 2008 (Inception) to March 31, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(14,525)
Adjustments to reconcile net loss to net cash used in operating activities:
Increase in Accounts Payable	3,685
Net Cash Used In Operating Activities	(10,840)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for website development costs	(3,750)
Net Cash Used in Investing Activities	(3,750)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of member units	50,000
Net Cash Provided By Financing Activities	50,000

Net Increase in Cash	$35,410

Cash - Beginning of Period	-

Cash - End of Period	$35,410

SUPPLEMENTARY CASH FLOW INFORMATION:
Cash Paid During the Period for:
Income Taxes	$-
Interest	$-

Cash per BS	35,410
Difference	0

See accompanying notes to financial statements.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Note 1 Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations and Reorganization

HD Capital Holdings, LLC is a Delaware corporation incorporated on February 14, 2008.  Through direct marketing and online advertising, the Company intends to purchase precious metals from the public, refine these items into their pure state and sell them on the spot market.

On April 1, the Company executed a unit exchange agreement with another private entity.  The Company’s business plan remains the same.  (See Note 5(A))

Development Stage

The Company's financial statements are presented as those of a development stage enterprise. Activities during the development stage primarily include equity based financing and further implementation of the business plan. The Company will look to obtain additional debt and/or equity related funding opportunities. The Company has not generated any revenues since inception.

Risks and Uncertainties

The Company operates in an industry that is subject to rapid technological change. The Company's operations are subject to significant risk and uncertainties including financial, operational, technological, regulatory and other risks associated with a development stage company, including the potential risk of business failure.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Significant estimates in 2008 included the estimated useful life of an intangible asset and related potential impairment, fair value of stock issued to a third party for services and the determination that the Company effected a change in tax status and not a business combination.

Cash and Cash Equivalents

The Company considers all highly liquid instruments purchased with a maturity of three months or less and money market accounts to be cash equivalents.  The Company had no cash equivalents at March 31, 2008.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Long Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If such assets are considered impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets.

In accordance with Statement of Financial Statements (“SFAS”) No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets”, the Company carries long-lived assets at the lower of the carrying amount or fair value. Impairment is evaluated by estimating future undiscounted cash flows expected to result from the use of the asset and its eventual disposition. If the sum of the expected undiscounted future cash flow is less than the carrying amount of the assets, an impairment loss is recognized. Fair value, for purposes of calculating impairment, is measured based on estimated future cash flows, discounted at a market rate of interest.

There were no impairment losses recorded during the period from February 14, 2008 (inception) to March 31, 2008.

Website Development Costs and Internal Use Software

The Company has adopted the provisions of EITF 00-2, "Accounting for Web Site Development Costs."  Costs incurred in the planning stage of a website are expensed while costs incurred in the development stage are capitalized and amortized over the estimated three-year life of the asset. In March 2008, the Company paid $3,750 to acquire its website.

The Company has adopted the provisions of AICPA Statement of Position (“SOP”) No. 98-1, “Accounting for the Costs of Software Developed or Obtained for Internal Use.”  The type of costs incurred by the Company in developing its web site included the price of computer software purchased from third parties. These costs are either expensed or capitalized depending on the type of cost and the stage of development of the web site.

The Company makes ongoing evaluations of the recoverability of its capitalized web site by comparing the amount capitalized for each module or component of software to their estimated net realizable values.  If such evaluations indicate that the unamortized costs exceed the net realizable values, the Company writes off the amount by which the unamortized costs exceed the net realizable values.  There were no impairment charges taken during the period from February 14, 2008 (inception) to March 31, 2008.

Stock-Based Compensation

All share-based payments to employees will be recorded and expensed in the statement of operations as applicable under SFAS No. 123R “Share-Based Payment”.  For the period from February 14, 2008 (inception) to March 31, 2008, the Company has not issued any stock based compensation to employees.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Non-Employee Stock Based Compensation

Stock-based compensation awards issued to non-employees for services are recorded at either the fair value of the services rendered or the instruments issued in exchange for such services, whichever is more readily determinable, using the measurement date guidelines enumerated in Emerging Issues Task Force Issue EITF No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services” (“EITF 96-18”). For the period from February 14, 2008 (inception) to March 31, 2008, the Company has not issued any stock based compensation to third parties. (See Note 5(B))

Income Taxes

For the period February 14, 2008 (Inception) to March 31, 2008, the Company was taxed as an LLC and was treated as a pass through entity.  Effective April 1, 2008, in connection with the Company’s corporate reorganization as Money4Gold, Inc., the Company became a “C” corporation.  The Company will account for income taxes under the liability method in accordance with Statement of Financial  Accounting  Standards No. 109, "Accounting for Income Taxes" under this method,  deferred income tax assets and liabilities are determined based on differences  between the financial reporting and tax bases of assets and  liabilities  and are measured using the enacted tax rates and laws  that will be in effect  when the  differences  are  expected  to reverse.

We adopted the provisions of FASB Interpretation No. 48; “Accounting for Uncertainty in Income Taxes-An Interpretation of FASB Statement No. 109” (“FIN 48). FIN 48 contains a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% likely of being realized upon ultimate settlement. We consider many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments. At March 31, 2008, we did not record any liabilities for uncertain tax position as were a pass through entity.

Fair Value of Financial Instruments

The carrying amounts of the Company’s short-term financial instruments, including accounts payable, approximates fair value due to the relatively short period to maturity for this instrument.

Segment Information

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information."  During 2008, the Company only operated in one segment; therefore, segment information has not been presented.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which clarifies the principle that fair value should be based on the assumptions that market participants would use when pricing an asset or liability.  It also defines fair value and established a hierarchy that prioritizes the information used to develop assumptions.  SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.  The Company does not expect SFAS No. 157 to have a material impact on its financial position, results of operations or cash flows.

In February 2007, the FASB issued SFAS 159, “The Fair Value Option for Financial Assets and Financial Liabilities”, which permits entities to choose to measure many financial instruments and certain other items at fair value. The unrealized gains and losses on items for which the fair value option has been elected should be reported in earnings.  The decision to elect the fair value option is determined on an instrument-by-instrument basis, should be applied to an entire instrument and is irrevocable.  Assets and liabilities measured at fair values pursuant to the fair value option should be reported separately in the balance sheet from those instruments measured using other measurement attributes.  SFAS No. 159 is effective as of the beginning of the Company’s 2008 fiscal year. The adoption of SFAS No. 159 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS No. 160, “Noncontrolling Interests in  Financial Statements, an amendment of Accounting Research Bulletin No 51” (SFAS 160). SFAS 160 establishes accounting and reporting standards for ownership interests in subsidiaries held by parties other than the parent, changes in a parent’s ownership of a noncontrolling interest, calculation and disclosure of the  net income attributable to the parent and the noncontrolling interest, changes in a parent’s ownership interest while the parent retains its controlling financial interest and fair value measurement of any retained noncontrolling equity investment. SFAS 160 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The adoption of SFAS No. 160 is not expected to have a material effect on its financial position, results of operations or cash flows.

In December 2007, the FASB issued SFAS 141R, “Business Combinations” (“SFAS 141R”), which replaces FASB SFAS 141, “Business Combinations”.  This Statement retains the fundamental requirements in SFAS 141 that the acquisition method of accounting be used for all business combinations and for an acquirer to be identified for each business combination. SFAS 141R defines the acquirer as the entity that obtains control of one or more businesses in the business combination and establishes the acquisition date as the date that the acquirer achieves control.  SFAS 141R will require an entity to record separately from the business combination the direct costs, where previously these costs were included in the total allocated cost of the acquisition.  SFAS 141R will require an entity to recognize the assets acquired, liabilities assumed, and any non-controlling interest in the acquired at the acquisition date, at their fair values as of that date.  This compares to the cost allocation method previously required by SFAS No. 141.  SFAS 141R will require an entity to recognize as an asset or liability at fair value for certain contingencies, either contractual or non-contractual, if certain criteria are met.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Finally, SFAS 141R will require an entity to recognize contingent consideration at the date of acquisition, based on the fair value at that date.  This Statement will be effective for business combinations completed on or after the first annual reporting period beginning on or after December 15, 2008.  Early adoption of this standard is not permitted and the standards are to be applied prospectively only.  Upon adoption of this standard, there would be no impact to the Company’s results of operations and financial condition for acquisitions previously completed.  The adoption of SFAS No. 141R is not expected to have a material effect on its financial position, results of operations or cash flows.

In January 2008, the SEC released SAB No. 110, which amends SAB No. 107 which provided a simplified approach for estimating the expected term of a “plain vanilla” option, which is required for application of the Black-Scholes option pricing model (and other models) for valuing share options. At the time, the Staff acknowledged that, for companies choosing not to rely on their own historical option exercise data (i.e., because such data did not provide a reasonable basis for estimating the term), information about exercise patterns with respect to plain vanilla options granted by other companies might not be available in the near term; accordingly, in SAB No. 107, the Staff permitted use of a simplified approach for estimating the term of plain vanilla options granted on or before December 31, 2007. The information concerning exercise behavior that the Staff contemplated would be available by such date has not materialized for many companies. Thus, in SAB No. 110, the Staff continues to allow use of the simplified rule for estimating the expected term of plain vanilla options until such time as the relevant data becomes widely available. The Company does not expect its adoption of SAB No. 110 to have a material impact on its financial position, results of operations or cash flows.

In March 2008, the FASB issued SFAS No. 161 “Disclosures about Derivative Instruments and Hedging Activities—An Amendment of FASB Statement No. 133.” (“SFAS 161”). SFAS 161 establishes the disclosure requirements for derivative instruments and for hedging activities with the intent to provide financial statement users with an enhanced understanding of the entity’s use of derivative instruments, the accounting of derivative instruments and related hedged items under Statement 133 and its related interpretations, and the effects of these instruments on the entity’s financial position, financial performance, and cash flows. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2008. The Company does not expect its adoption of SFAS 161 to have a material impact on its financial position, results of operations or cash flows.

In April 2008, the FASB issued FASB Staff Position (“FSP”) SFAS No. 142-3, “Determination of the Useful Life of Intangible Assets”. This FSP amends the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset under FASB Statement No. 142, “Goodwill and Other Intangible Assets” (“SFAS 142”). The intent of this FSP is to improve the consistency between the useful life of a recognized intangible asset under SFAS 142 and the period of expected cash flows used to measure the fair value of the asset under SFAS 141R, and other GAAP. This FSP is effective for financial statements issued for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. Early adoption is prohibited. The Company is currently evaluating the impact of SFAS FSP 142-3, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

In May 2008, the FASB issued SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (SFAS 162”).  SFAS 162 identifies the sources of accounting principles and the framework for selecting principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with generally accepted accounting principles in the United States.  This statement shall be effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board’s amendments to AU section 411, The Meaning of Present Fairly in Conformity with Generally Accepted Accounting Principles.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

The Company is currently evaluating the impact of SFAS 162, but does not expect the adoption of this pronouncement will have a material impact on its financial position, results of operations or cash flows.

Other accounting standards that have been issued or proposed by the FASB or other standards-setting bodies that do not require adoption until a future date and are not expected to have a material impact on the financial statements upon adoption.

Note 2 Going Concern

As reflected in the accompanying financial statements, the Company has a net loss of $14,525 and net cash used in operations of $10,840 for the period ended March 31, 2008. In addition, the Company is in the development stage and has not yet generated any revenues.  The ability of the Company to continue as a going concern is dependent on Management's plans, which include potential asset acquisitions, mergers or business combinations with other entities, further implementation of its business plan and continuing to raise funds through debt or equity raises. The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.  These financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 3 Related Party Transaction

During the period from February 14, 2008 (inception) to March 31, 2008, the Company paid $7,000 to an affiliate of the Company’s Chief Executive Officer for services rendered.  On May 6, 2008, the Company executed a one-year agreement with an affiliate of the Company’s Chief Executive Officer to provide business consulting services.  The Company will pay $5,000 per month over the term of the agreement.

Note 4 Members’ Equity

During March 2008, the Company issued 10,000 units to its founders for $50,000 ($5/unit). This financing represents 100% of all financing since inception.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

Note 5 Subsequent Events

(A) Reorganization with Money4Gold, Inc.

(1) Unit Exchange Agreement

On April 1, 2008, the Company entered into a unit purchase agreement with Money4Gold Inc., (“M4G”) also a development stage company and a Delaware corporation incorporated on March 26, 2008.  The Company exchanged all of its 10,000 outstanding membership units of the Company for 37,112,906 shares of Class A common stock and 16,100,000 shares of Class B common stock of M4G.  In substance, upon completing the exchange, there was no material change in control as the related party shareholders post-exchange were the same as the unit holders pre-exchange.   The Company effectively changed its tax status from a pass-through entity to a “C” corporation.

There is no financial accounting impact for this transaction as it represents a corporate reorganization.  The Company believes that the guidance in SFAS No. 141 as it pertains to common control would be relevant.  As a result, the Company will account for the exchange at cost. Accordingly, there is no step-up in fair value, there is no recognition of intangible assets in the exchange and no goodwill or associated allocation is required.  The Company also believes that related accounting for reverse acquisitions and recapitalizations is not applicable. Finally, the provisions of SFAS No. 141 as it relates to the presentation of pro-forma financial information does not apply.

(2) Stock of M4G

A.  Preferred Stock

50,000,000 shares of preferred stock - undesignated.

B.	Common Stock

200,000,000 shares authorized;

150,000,000 –  Class A; one vote for each share held.

50,000,000 – Class B; non-voting, convertible into one share of Class A at the option of the holder.

(B) Stock Issuances

On March 26, 2008, the Company issued 3,037,094 founder shares having a fair value of $3,037 ($0.001/share), based upon the services provided prior to incorporation.

HD Capital Holdings, LLC
Doing Business as Money4Gold, Inc.
(A Development Stage Company)
Notes to Financial Statements
March 31, 2008

On May 1, 2008, the Company issued 10,000,000 shares of Class A common stock to a third party, for future refinery services, having a fair value of $8,843.  Pursuant to APB No. 29, “Accounting for Nonmonetary Transactions”, fair value of the services to be provided reflected a more readily determinable fair value than the shares issued due to M4G being a private entity and since M4G has not had any stock issuances prior to or subsequent to this exchange for cash.  The exchange of these non-monetary assets did not result in a gain or loss.

(C) Consulting Agreement

On April 28, 2008, the Company entered into a commercial production agreement with a third party to provide television and radio commercials.  The Company is required to pay $105,000.  Of the total due, $75,000 is payable as follows; $37,500 on or before May 30, 2008, $18,750 upon approval of script outlines and $18,750 upon approval of rough cuts of the production spots for television and radio.  The final $30,000 is payable in restricted stock on or before June 15, 2008.